Exhibit (11) under N-1A
                                          Exhibit 23 under Item 601/Reg SK



                               ARTHUR ANDERSEN LLP

                            Pittsburgh, Pennsylvania







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 32 to Form N-1A Registration Statement of Trust for U.S. Treasury Obligations of our report dated October 24, 1997, on the financial statements as of September 30, 1997, included in or made a part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
November 18, 1997